AMAG Pharmaceuticals Q1-2018 Financial Results and Corporate Update May 3, 2018

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, expectations that the Makena auto-injector will be used in a majority of treated patients assuming price parity; beliefs that Feraheme sales in the second quarter of 2018 will not be impacted by the saline shortage; beliefs about the market opportunity for Intrarosa, including expected prescriptions; the key growth drivers for Intrarosa; the expected bremelanotide regulatory timeline and initiatives in preparation for commercial launch; AMAG’s beliefs regarding the target product profile for bremelanotide, including the presumed mode of administration, indication, safety profile and presumed mechanism of action; the breadth of the hypoactive sexual desire disorder market and bremelanotide’s market potential; AMAG’s 2018 financial guidance, including total revenue, operating loss and adjusted EBITDA; and AMAG’s 2018 key priorities are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, risks identified in AMAG’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent filings with the SEC. Any such risks and uncertainties could materially and adversely affect AMAG’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on AMAG’s stock price. AMAG cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. AMAG Pharmaceuticals® and Feraheme® are registered trademarks of AMAG Pharmaceuticals, Inc. MuGard® is a registered trademark of Abeona Therapeutics, Inc. Makena® is a registered trademark of AMAG Pharma USA, Inc. Cord Blood Registry® and CBR® are registered trademarks of CbrSystems, Inc. Intrarosa® is a trademark of Endoceutics, Inc.

Today’s Agenda 3 Q1-2018 Highlights1 4 Key Priorities and Closing Remarks 3 Q1-2018 Financial Overview 5 Q&A 2 Product Portfolio Update

Strong Execution Makena, $90.0 CBR, $29.0 Intrarosa, $2.2 Feraheme /MuGard, $25.2 Q1-2018 revenue up 5% year-over-year $M Q1-2018 Total revenue $146.4  Ended Q1-2018 with >$370M in cash and investments  Received FDA approval for Makena subcutaneous auto-injector  Received FDA approval for broad Feraheme label  Submitted new drug application for bremelanotide Q1-2018 Highlights 4

Product Portfolio Update •Makena® • Feraheme® • Intrarosa® • Cord Blood Registry® • Bremelanotide 5

MATERNAL HEALTH: MAKENA

Makena: Solid Market Share and Revenue Growth

March 31, 2018[1]


Makena
50%
Off Guidance[3]
30%
Compounded
Hydroxyprogesterone
Caproate
20%

$1B Market Opportunity[2]

First Quarter Makena Revenue

$M


$86.5
$90.0
Q1-2017
Q1-2018

[1] Company estimates Makena market share based on distributor dispensing data and all other market share based on physician market research data conducted by AMAG.

[2] Based on 140,000 patients, >16 injections/patient and net revenue of ~$425-$450/injection.

[3] Off guidance represents patients treated outside guidance of Society for Maternal Fetal Medicine, including patients treated with unapproved therapies and untreated patients.

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Efficient Discreet Administration friendly Makena SC Auto-injector Launched March 26, 2018 M A T E R N A L H E A L T H : M A K E N A    Subcutaneous injection Intramuscular injection First Patient Injected March 28 7

Strong Early Progress Converting to SC Auto-injector 8 M A T E R N A L H E A L T H : M A K E N A Week % o f Ma ke n a C ar e Con n ec tion E n ro llm en ts SC auto-injector accounted for 47% of Makena Care Connection enrollments in the most current week 14.0% 31.0% 38.0% 47.0% 86.0% 69.0% 62.0% 53.0% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/26 - 4/1 4/2 - 4/8 4/9 - 4/15 4/16 - 4/22 SC auto-injector Intramuscular 17% 7% 11%

MATERNAL HEALTH: MAKENA

SC Auto-injector Expected to be Used in Majority of Treated Patients Assuming Price Parity[1]

Q1-17 and Expected 'Future' Use of Treatments to Reduce Risk of Preterm Birth



Q1-17 Prescribing[2]
(HCPs, n=30)
Makena SC[4]
N/A
Generic HPC single-dose vial[4]
N/A
Makena IM
67%
Compounded IM / HPC
18%
Vaginal Progesterone
8%
'Future' Prescribing[3]
(HCPs, n=20)
Makena SC[4]
83%
Generic HPC single-dose vial[4]
8%
Makena IM
2%
Compounded IM / HPC
2%
Vaginal Progesterone
6%

[1] AMAG sponsored qualitative research conducted by Thinkgen in 2017.

[2] Re-percentaged to exclude those patients who did not receive treatment. Respondents were asked "Of the at-risk patients you personally managed in the past 12 months, what number received the following treatments? Your best estimate is fine."

[3] Respondents were asked to allocate their next 10 patients across treatments, adding the instruction after fielding began to assume that Makena subcutaneous and a generic single-dose vial were available. Respondents were told not to consider product cost and coverage when allocating future patients.

[4] Included in the "Future Prescribing" allocation only.

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Product Portfolio Update • Makena® •Feraheme® • Intrarosa® • Cord Blood Registry® • Bremelanotide 10

IV IRON DEFICIENCY ANEMIA: FERAHEME

Q1-2018 Feraheme Results Impacted by Saline Shortage

Feraheme Revenue[1]


$25.9
$25.1
Q1-2017
Q1-2018

- Temporary shortage of saline solution caused by hurricane destruction in Puerto Rico
  - Impacted Q1-2018 Feraheme revenue by 5%-10%[2]
- Saline solution shortage mostly resolved in March
  - No Q2 impact anticipated

FDA Announcement

Release Date: January 4, 2018
Announcement: FDA Commissioner Scott Gottlieb, M.D., update on recovery efforts in Puerto Rico, and continued efforts to mitigate IV saline and amino acid drug shortages

[1] Represents Feraheme revenue only. Excludes MuGard revenue as reported on financial statements.
[2] HCP market research conducted by AMAG.

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IV IRON DEFICIENCY ANEMIA: FERAHEME

Growing Share through Clinical Differentiation and New Broad Label

Feraheme Market Share[1]


11.8%
10.2%
10.7%
12.3%
Saline shortage impact
Dec-17
Jan-18
Feb-18
Mar-18

Early Indicators of Launch Success

- Higher utilization of Feraheme in existing large accounts
- Growing monthly number of accounts ordering Feraheme
- Early converted accounts producing incremental volume

[1] AMAG estimates market share using IQVIA (formerly IMS) data and internal analytics.

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IV IRON DEFICIENCY ANEMIA: FERAHEME

Feraheme Broad IDA Label Approved February 2, 2018[1]


Fe3O4
APPROVED FOR SECOND INDICATION
Effective. Flexible.*
Feraheme®
ferumoxytol injection
IMPORTANT SAFETY INFORMATION FOR FERAHEME

FERAHEME® is the only IV iron demonstrating effective treatment for IDA in adult patients with 1g of iron across 2 fifteen-minute infusions 3-8 days apart

Strong Data in New Broad IDA Feraheme Label…

[1] Feraheme is indicated for the treatment of iron deficiency anemia (IDA) in adult patients who have intolerance to oral iron or have had unsatisfactory response to oral iron or who have chronic kidney disease (CKD).

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14 Data Comparing Phosphate Levels Over Time I V I R O N D E F I C I E N C Y A N E M I A : F E R A H E M E

15 Data Comparing Phosphate Levels Over Time Published in Am J Hematol I V I R O N D E F I C I E N C Y A N E M I A : F E R A H E M E

Product Portfolio Update • Makena® • Feraheme® •Intrarosa® • Cord Blood Registry® • Bremelanotide 16

WOMEN'S HEALTH: INTRAROSA

Intrarosa is Differentiated from Estrogen Therapies[1]

	Intrarosa® Prasterone	Estrogen Therapies
Non-estrogen treatment[2]	☑	☐
Unique safety profile (no boxed warning)	☑	☐
Differentiated MOA	☑	☐







[1] Market research sponsored by AMAG and conducted by Roscow Market Research.
[2] Intrarosa is converted by enzymes in the body into androgens and estrogens, though the mechanism of action is not fully established.

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WOMEN'S HEALTH: INTRAROSA

Good Progress Since Launch

	At 12/31/17	At 3/31/18
TRx's written since launch[1]	~22,000	~50,000
HCP prescribers since launch[1]	~4,300	~6,600
Commercial lives covered (unrestricted)[2]	53%	74%
Total week ending market share[1]	1.7%	2.8%
	July 2017	March 2018
HCP awareness studies[3]	23%	73%

[1] Based on IQVIA (formerly IMS) data.
[2] MMIT data adjusted for non-reporters and MMIT timing delays.
[3] AMAG sponsored Awareness Trial and Usage (ATU) studies conducted by Roscow Market Research in 2017 and 2018.

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HCP Prescribing and Market Share Continue to Increase 0 500 1,000 1,500 2,000 2,500 3,000 Monthly Rx Volume1 TRx NRx Linear (TRx) Linear (NRx) Numbe r of Sc ri p ts 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% Monthly Market Share1 TRx NRx Linear (TRx) Linear (NRx) W O M E N ’ S H E A L T H : I N T R A R O S A 1 Based on IQVIA (formerly IMS) data. 19

WOMEN'S HEALTH: INTRAROSA

Intrarosa Expected to Expand Prescriptions Written for Dyspareunia by 16% and Take >25% Share[1]

	Fielded in February 2017 (mean %)		With Intrarosa & TXMD 004 Available (mean %)	
	OB/GYN (n=255)	PCP (n=251)	OB/GYN (n=255)	PCP (n=251)
% of Patients Receiving Written Rx Treatment	61%	49%	71%	63%
Intrarosa Share	-	-	**25%**	**28%**
TXMD 004[2] Share	-	-	15%	13%

Q42. If Product X and Product Y were both available, approximately what percentage of dyspareunia patients who receive a prescription would you treat with each of the following? As a reference, you will see your current treatment use from earlier in the survey.

[1] Market research sponsored by AMAG and conducted by Roscow Market Research in 2017.
[2] TXMD 004 PDUFA date May 29, 2018.

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WOMEN'S HEALTH: INTRAROSA

Dyspareunia: 90% of Affected Women Not on Rx Therapy

20M women in U.S. suffer from dyspareunia, a symptom of VVA[1]

Intrarosa®
Prasterone


+18 Million[2]
U.S. women with dyspareunia not on prescription therapy
~1.7 Million[2]
U.S. women with dyspareunia treated with prescription therapy

[1] Intrarosa is a steroid indicated for the treatment of moderate to severe dyspareunia, a symptom of vulvar and vaginal atrophy, due to menopause.
[2] AMAG estimate based on Wysocki et al. Management of Vaginal Atrophy: Implications from the REVIVE Survey. Clinical Medicine Insights: Reproductive Health 2014:8 23–30; Kingsberg et al. Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE Survey. J Sex Med 2013;101790-1799; and F. Palma et al: Vaginal atrophy of women in postmenopause. Results from a multicentric observational study: The AGATA study.

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WOMEN'S HEALTH: INTRAROSA

Key Intrarosa Growth Drivers

Intrarosa Growth Strategy

- **Launch Priority 1** — Create affordable access for all patients
- **Launch Priority 2** — Increase market awareness
- **Launch Priority 3** — Increase HCP prescribing

New in 2018

- **Launch Priority 4** — Make Intrarosa the 1st choice treatment among HCPs
- **Launch Priority 5** — Educate potential patients about condition and Intrarosa as therapy

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First Unbranded Consumer Social Media Campaign Activated “press pause” W O M E N ’ S H E A L T H : I N T R A R O S A 23

Product Portfolio Update • Makena® • Feraheme® • Intrarosa® • Cord Blood Registry® • Bremelanotide 24

MATERNAL HEALTH: CORD BLOOD REGISTRY

Returned to Growth

8% Growth in GAAP Revenue


$26.9
$29.0
Q1-2017
Q1-2018

12% Growth in New Family Enrollments


3,399
3,802
Q1-2017
Q1-2018

Strong commercial execution driving new enrollments


What is Cord Blood Banking?
How Cord Blood Banking Works

Two-thirds of revenue driven by growing, recurring annual storage fees


Cbr

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Product Portfolio Update • Makena® • Feraheme® • Intrarosa® • Cord Blood Registry® •Bremelanotide 26 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved.

WOMEN'S HEALTH: BREMELANOTIDE

Significant Opportunity in Area of High Unmet Need[1]



2018
2019
Q1
Q2
Q3
Q4
Q1
Q2
NDA submission
Expected FDA acceptance of filing
FDA AdComm meeting
FDA PDUFA date
Launch
HSDD condition education and awareness initiative

Bremelanotide Overview

- Investigational product to treat hypoactive sexual desire disorder (HSDD) in pre-menopausal women
- Self-administered auto-injector pen used in anticipation of sexual activity
- Novel mechanism of action: melanocortin receptor agonist (MCR4)
- Two Phase 3 studies met co-primary, pre-specified endpoints on desire and distress
- Favorable safety profile
- Large market opportunity



[1] If regulatory approval is received.

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WOMEN'S HEALTH: BREMELANOTIDE

Significant Market Opportunity[1]


Treated (Rx)
0.1M[3]
Presented to HCP, but not Rx treated
12M U.S. Women with HSDD[2]
0.9M[3]
6.2M
Post-menopausal women with HSDD
5.8M[3]
Pre-menopausal women with HSDD
4.8M
Have not discussed HSDD with an HCP

[1] If regulatory approval is received.
[2] Shifren et al, Sexual Problems and Distress in United States Women; Obstetrics & Gynecology, Vol. 112, No. 5, November 2008; 2014 U.S. Census data.
[3] Patient & Economic Flow Study sponsored by Palatin Technologies, Inc. and conducted by Burke Inc., April 2016.

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HSDD Education and Awareness Campaign Underway https://knowhsdd.com W O M E N ’ S H E A L T H : B R E M E L A N O T I D E HSDD: Breaking the Silence ACOG Annual Meeting April 27-30, 2018 Austin, TX 29

Financial Overview 30

$139.5 $146.4 ($40.0) ($44.9) Q1-2017 Q1-2018 5% Strong Financial Results While Investing in the Future 31 GAAP Product Revenue and Operating Loss Makena revenue CBR revenueFeraheme/MuGard revenue GAAP operating lossIntrarosa revenue $M

Strong Financial Results While Investing in the Future 1 See slide 39 for a reconciliation of GAAP to non-GAAP financials. Going forward, AMAG will only present GAAP revenue, as historically the only difference between GAAP and non-GAAP revenue was an adjustment to CBR purchase accounting related to deferred revenue, which is minimal. 32 Non-GAAP Adjusted EBITDA1 $139.5 $146.4 $40.6 $57.6 Q1-2017 Q1-2018 5% Makena revenue CBR revenueFeraheme/MuGard revenue Adjusted EBITDAIntrarosa revenue $M

Strong Cash Flow Generation Cash, cash equivalents and investments $329 $371 Principal debt outstanding: Convertible senior notes (2.5%) due 2019 $ 21 $ 21 Convertible senior notes (3.25%) due 2022 320 320 Senior notes (7.785%) due 2023 475 475 Total debt outstanding $816 $816 3/31/1812/31/17 $M 33

Increased 2018 Financial Guidance1 Total revenue $500 - $560 $540 - $580 GAAP operating loss ($147) - ($117) ($128) - ($108) Non-GAAP adjusted EBITDA $100 - $130 $120 - $140 Previous Updated $M 1 See slide 40 for a reconciliation of 2018 financial guidance. 34

2018 Key Priorities Intrarosa  Continue to drive awareness and HCP prescribing Feraheme  Launch broad IDA label and grow market share Makena  Launch subcutaneous auto-injector and drive conversion Cord Blood Registry  Continue to grow new first-time enrollments Business Development  Build shareholder value through portfolio expansion Financial  Meet or beat financial guidance Bremelanotide  Submit NDA in Q1-2018 35   

AMAG Pharmaceuticals Q&A May 3, 2018

Appendix

 Treatment of iron deficiency anemia (IDA) in all eligible adult patients  The only FDA-approved therapy to reduce the risk of recurrent preterm birth in certain at-risk women  Candidate for the treatment of severe preeclampsia  An investigational product for the treatment of hypoactive sexual desire disorder (HSDD) in pre- menopausal women  Management of oral mucositis, a common side effect of radiation or chemotherapy Maternal and Women’s HealthHematology / Oncology Pregnancy & Birth Wellness Post-Menopausal Health Velo Option Bremelanotide  FDA-approved locally administered non- estrogen1 product to treat moderate to severe dyspareunia (pain during sex), a symptom of vulvar and vaginal atrophy (VVA), due to menopause, which does not carry a boxed warning in its label 381 Intrarosa is converted by enzymes in the body into androgens and estrogens, though the mechanism of action is not fully established.  World’s largest umbilical cord stem cell collection and storage company AMAG’s Portfolio of Products

Reconciliation of GAAP to Non-GAAP Financial Results 39 $M Q1-2017 Q1-2018 GAAP operating loss ($40.0) ($44.9) Purchase accounting adjustments related to CBR deferred revenue 1.4 -- Depreciation and intangible asset amortization 27.2 57.3 Non-cash inventory step-up adjustments 0.7 2.2 Stock-based compensation 5.8 5.4 Adjustments to contingent consideration 1.0 0.6 Transaction/acquisition related costs 1.5 -- Acquired IPR&D 60.0 20.0 Non-GAAP adjusted EBITDA $57.6 $40.6

Reconciliation of GAAP to Non-GAAP 2018 Financial Guidance 40 $M Previous Updated GAAP Operating loss ($147) – ($117) ($128) – ($108) Depreciation & intangible asset amortization 200 200 Stock-based compensation 23 24 Non-cash inventory step up and adjustments to contingent consideration 4 4 Acquired IPR&D 20 20 Non-GAAP adjusted EBITDA $100 - $130 $120 - $140

© 2018 AMAG Pharmaceuticals, Inc. All rights reserved. 41 AMAG Pharmaceuticals Q1-2018 Financial Results and Corporate Update May 3, 2018